UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K/A
                                  Amendment No. 1

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 25, 2016
             (Date of earliest reported event): (June 30, 2016)

                             NEWGIOCO GROUP, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













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Explanatory Note

This Amendment No. 1 to Form 8-K initially filed by the Company on July 1, 2016 is being filed solely to add details excluded pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission at the time of the initial filing.


Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2016, Newgioco Group, Inc. formerly known as Empire Global Corp. ("we", "us", "our", the "Company" or "Newgioco"), entered into a Share Exchange Agreement (the "Agreement") to acquire 100% ownership of Ulisse Gmbh ("Ulisse") a company organized under the laws of Austria (the "Company") from the existing stockholders (the "Sellers"). Ulisse operates a portfolio of land-based agency locations throughout Italy. Ulisse provides Newgioco an operating network of land-based locations and relationships as well as highly experienced retail sales and management team.

On July 1, 2016 (the "Closing Date"), the Company paid EUR 1,500,000 (one million, five hundred thousand euro) (the "Purchase Price") through the issuance of 1,665,600 shares of our common stock at a fixed price of $1.00 per share (the "Exchange Shares") in proportions designated by the Sellers in full consideration of the Purchase Price on a debt free basis.

Pursuant to the Agreement, the Company nominated the Sellers as members of the board of directors and as officers of Newgioco.

A copy of the Agreement is filed herewith as Exhibit 2.1, and is incorporated by reference into this Item 1.01 as well as 2.01 and 3.02 of this Current Report.


Item 2.01 Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above, on July 1, 2016 we completed the acquisition of Ulisse pursuant to the Agreement. The information disclosed in Item 1.01 of this Current Report on this Form 8-K/A regarding the transactions contemplated by the Agreement are hereby incorporated by reference in its entirety into this
Item 2.01.


Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01, on July 1, 2016, pursuant to the terms and conditions of the Share Exchange Agreement, incorporated herein by reference in its entirety into this Item 3.02, we issued the Exchange Shares to the Sellers in consideration for 100% of the issued and outstanding shares of Ulisse. The effect of the issuance is that the Sellers now hold approximately 4.77% of the issued and outstanding shares of common stock of Newgioco based on the total number of issued and outstanding shares of common stock of Newgioco after giving effect to the transactions contemplated herein.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), for the private placement of these securities pursuant to Section 4(a)(2) of the Act since the transaction did not involve a public offering, the Sellers are accredited investors with access to information about Newgioco and its investment, the Sellers took the securities for investment and not resale, and Newgioco took appropriate measures to restrict the transfer of the securities. The Agreement stipulates that the Exchange Shares (i) are restricted securities and (ii) may not be offered,
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transferred or sold in the United States absent registration or an applicable exemption from registration requirements.

This current report on Form 8-K/A does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.


Item 7.01 Regulation FD Disclosures.

The news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01 and Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K/A contains forward looking statements and are indicated by words such as "shall", "will" and other similar words or phrases. Actual events or results may differ materially from those described herein. Such forward-looking statements are subject to a number of risks and uncertainties that could cause the actual results or performance of the Company to differ materially from those described herein, include but not limited to the impact of the global economic environment on the Company's customer base (particularly in gaming and betting) and the resulting uncertainties; changes in technology and market requirements; decline in demand for the Company's products; inability to timely develop and introduce new software, services and applications; difficulties or delays in absorbing and integrating acquired operations, technologies and personnel; loss of market share; pressure on pricing resulting from competition; and inability to maintain certain marketing and distribution arrangements.

The foregoing information set forth in Items 1.01, 2.01 and 3.02 is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired.

           In accordance with Item 9.01(a), the financial statements of Ulisse shall be provided as an amendment hereto not later than September 9, 2016.

(b)        Pro Forma Financial Information.

           In accordance with Item 9.01(b), the pro forma consolidated financial information shall be provided as an amendment hereto not later than September 9, 2016.

(d)        Exhibits.

           The exhibits listed in the following Exhibit Index are filed as part of this current report.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  August 25, 2016.                  NEWGIOCO GROUP, INC.


                                     By:  /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


Exhibit Index

Exhibit No.  Description of Exhibit

2.1 Share Exchange Agreement dated June 30, 2016 between the Company (on the one hand) and Ulisse and the equity holders (Sellers) of Ulisse (on the other hand).

99.1 Press Release captioned Newgioco Group, Inc. Provides Details on Recent Acquisitions